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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JANUARY 15, 1998
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                          FIRST PACIFIC NETWORKS, INC.
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                 (Exact name of registrant as specified in charter)


     Delaware                          0-20238                   77-074188
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(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)


   871 Fox Lane, San Jose, California                                95131
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (408) 943-7600
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           (Former name or former address, if changed since last report)




                                         1.

             This Current Report, including exhibits, contains 25 pages.
                       The Exhibit Index is located on page 4.

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ITEM 5.

     On February 10, 1997, the Company voluntarily filed for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The petition was filed in the United States Bankruptcy Court for the Northern District of California - the San Jose Division (the "Court") and was assigned case number 97-5-1077. The Company is operating as debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by the Company is attached hereto as an exhibit hereto. The Company has limited capital available for reorganization and is seeking a strategic relationship or capital infusion for such purpose. Any trading of the Company's stock at this time should be considered highly speculative.

          On January 15, 1998, the Company entered into a Loan and Security Agreement (the "Agreement") with Asset Recovery Group, LLC, a Colorado limited liability company ("ARG") pursuant to which the Company may borrow in increments up to $600,000. Amounts borrowed under the Agreement will bear interest at a rate of 10% per annum and will have a super priority status and will be secured by all of the assets of the Company once the Company has borrowed the entire $600,000. The Court has approved the borrowing of $158,000 of funds under the Agreement as an interim bridge loan and conducted a hearing on January 21, 1998 to review and evaluate for final approval the entire $600,000 borrowing and related Agreement. At that hearing the Court rescheduled the review and evaluation for final approval to February 18, 1998. Mr. Donald G. Marquart a former co-founder, officer and director and current shareholder of the Company is a co-manager of ARG and an investor in ARG. The funds will be utilized to fund limited operations until a Plan of Reorganization jointly developed with the lender can be prepared, funded and confirmed . There can be no assurance that all necessary Court approvals will be attained or if attained that adequate funding will be obtained from ARG to fund the entire Agreement or to adequately fund a Plan of Reorganization. The funding is also subject to ARG's ability to raise from its investors the full $600,000 financing. The Company will pay a 10% finders fee on the amounts borrowed under the Agreement. Acopy of the press release and Agreements are attached hereto as Exhibits.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statement of Business Acquired.
          Not Applicable.

(b)  Pro Forma Financial Information.
          Not Applicable.

(c)  Exhibits
     10.1 Loan and Security Agreement dated January 15, 1998
     10.2 Finder's Agreement with Corporate Holdings
     99.1 Press Release of the Company dated January 16, 1998.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PACIFIC NETWORKS, INC.



Date:  January 28, 1998            By: /s/ Kenneth W. Schneider
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                                       Kenneth W. Schneider
                                       Chief Financial Officer and
                                       Corporate Secretary

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                               EXHIBIT INDEX




Exhibit No.    Description
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   10.1     Loan and Security Agreement dated January 15, 1998

   10.2     Finder's Agreement

   99.1     Press Release of the Company dated January 16, 1998


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